NOTES PAYABLE	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
NOTES PAYABLE
NOTES PAYABLE

NOTE 11 - NOTES PAYABLE

Notes payable as of June 30, 2023 and December 31, 2022 consisted of the following:

	(in thousands)
	June 30, 2023	December 31, 2022
Promissory note dated May 4, 2020, issued to Harvest Small Business Finance, LLC, an unaffiliated third party. Loan was part of the Paycheck Protection Program ("PPP Loan") offered by the U.S. Small Business Administration. The interest rate on the note was 1.0%. The note required interest and principal payments seven months from July 2020. The note matures in February 2025.	$14	$14
Convertible promissory note dated January 25, 2021, issued to accredited investors, which matured July 22, 2022 and bears interest at a rate of 8.0% per annum. The conversion price is $0.175 per share.	3,253	3,450
Promissory note dated July 27, 2021, issued to Arthur Chan which matures July 26, 2024, and bears interest at a rate of 8.0% per annum.	2,500	2,500
Unsecured promissory note dated December 28, 2022 due to a related party. The interest rate on the note is 1.0% and matures on December 28, 2027.	94	154
Promissory note dated October 1, 2021, issued to Sterling Harlan as part of the SilverStreak Solutions acquisition. The interest rate on the note was 10.0%. The note matures in March 2028.	308	2,000
Promissory note dated October 1, 2021, issued to Sterling Harlan as part of the SilverStreak Solutions acquisition. The interest rate on the note was 10.0%. The note matures in March 2028.	1,230	2,500
Secured promissory notes dated March 6, 2023 issued to People's California, LLC, which matures in March 2028 and bears interest at a rate of 10.0% per annum on the first $3.00 million due in December 2023, and 5.0% per annum on the remaining balance through September 2023 and 10.0% per annum thereafter. Payment of the remaining balance is due in March 2028.	22,200	21,569
Promissory note dated May 1, 2019, assumed by the Company on July 1, 2021 in connection with the purchase of real property, from a related party. The note matures on May 15, 2039 and bears interest at a rate of 9.9% per year.	2,876	2,882
Notes Payable - Promissory Notes	$32,475	$35,069
Vehicle Loans	57	76
Less: Short-Term Debt	(25,879)	(29,662)
Less: Debt Discount, Net	(11)	(669)
Net Long-Term Debt	$6,642	$4,814

Amendments of Promissory Note Related to People's California, LLC

On March 6, 2023, the Company entered into a binding settlement term sheet ("Settlement Term Sheet") to resolve pending litigation matters with People’s California, LLC, whereby the parties agreed to amend the terms of that certain secured promissory note ("Original Note"), issued by the Company to People's California, LLC on November 22, 2021. The Original Note was amended and restated into two secured promissory notes: a $3.00 million note ("$3M Note") and a $20.00 million note ("Settlement Note"). The $3M Note accrues simple interest at 10.0% annually, interest payable monthly in cash, and principal is due 180 days after effective date of the Settlement Term Sheet.

The Settlement Note accrues interest at 5.0% for the first 180 days, and 10.0% thereafter, interest is paid in cash (or the Company’s common stock based on the 10-day volume-weighted average price ("VWAP") at the date of issuance) starting 180 days after the effective date of the Settlement Term Sheet and on the first of the month thereafter. The amount of $5.00 million of principal is due in cash within 90 days of the effective date of the Settlement Term Sheet with the balance due on the fifth anniversary of the effective date of the Settlement Term Sheet, which is March 6, 2028. When the $5.00 million principal payment for the Settlement Note and the $3.00 million payment under the $3M Note are paid (“Up-front Settlement”) in accordance with the Settlement Term Sheet, People's California, LLC will be obligated to transfer the Riverside and Costa Mesa licenses and stores to the Company as described in that certain membership interest purchase agreement, dated as of November 22, 2021, with People's California, LLC for no additional consideration.

On the earlier of the date of the Up-front Settlement payment or 180 days after the effective date of the Settlement Term Sheet, People's California, LLC will have the option to convert a portion or all of the principal balance of the Settlement Note into the Company's common stock subject to certain requirements in the Settlement Term Sheet. The conversion price is the lower of $0.20 or the 10-day VWAP of the Company's common stock. Upon payment of the Up-front Settlement, the Company has the option to convert the unpaid principal balance of either notes into the Company's common stock at a conversion price of $0.20 per share as long as the at the time of the conversion the Company's common stock has a 10-day VWAP of $0.20 per share or greater.

After the first $5.00 million principal payment on the Settlement Note, principal payments made in cash prior to the first anniversary of the Settlement Term Sheet reduce the principal balance by twice the amount of the cash payment. The modification to the Company's promissory note under the Settlement Term Sheet was classified as troubled debt restructuring pursuant to ASC 470-60, "Troubled Debt Restructurings by Debtors" ("ASC 470-60") and the Company recorded a premium of $0.47 million. See "Note 18 - Commitments and Contingencies" for details on the related litigation matters.

On May 17, 2023, the Company amended the Settlement Term Sheet wherein the maturity date of the $3M Note was extended to December 6, 2023 and payments of the $5.00 million portion of the Up-front Settlement was extended through September 6, 2023, with $0.80 million being due and paid in cash on May 18, 2023. In addition, the Company shall make an additional $2.20 million principal repayment on or before July 6, 2023. Monthly interest payments were amended to provide the Company with the option to pay 50% of interest in the form of registered shares of common stock. Further, upon payment of the $0.80 million on May 18, 2023, People's California, LLC shall transfer the Riverside and Costa Mesa licenses and stores to the Company for no additional consideration. Such assets have not been transferred to the Company as of June 30, 2023 and the Company has not recorded a debt premium for the contingent free assets. The amendment to the Settlement Term Sheet was classified as a troubled debt restructuring pursuant to ASC 470-60.

On July 10, 2023, the Company received a notice of breach and demand to cure from People's California, LLC in respect of the Settlement Term Sheet, as amended on May 17, 2023, wherein People’s California, LLC stated that the Company failed to make the principal repayment of $2.20 million on July 6, 2023 and a monthly interest payment of $25,000 for the month of June 2023. As a result, the promissory notes became callable by the creditor subsequent to the balance sheet date but before these consolidated financial statements are issued. Accordingly, the Company classified the long-term debt as current notes payable in the consolidated balance sheet as of June 30, 2023. The Company is currently in ongoing discussions with People's California, LLC to renegotiate the debt.

Amendment of Promissory Notes Related to SilverStreak Acquisition

On March 23, 2023, the Company entered into a binding term sheet to modify the terms of the $2.00 million and $2.50 million unsecured promissory notes originally issued on October 1, 2021 in connection with that certain stock purchase agreement dated June 9, 2021 and amended on July 13, 2021, which reduced the principal to an aggregate of $1.25 million, with required monthly aggregate payments of approximately $0.03 million, interest of 10% per annum, and maturing on March 15, 2028 ("Notes Modification"). The parties also agreed that the Company shall be responsible for certain tax liabilities of approximately $0.53 million. The Notes Modification was classified as a troubled debt restructuring pursuant to ASC 470-60, "Troubled Debt Restructurings by Debtors," and the Company recorded a gain on extinguishment of debt of $3.03 million and reduced the carrying value of the promissory notes to total future cash payments of $1.59 million.

On April 30, 2023, the Company entered into a Settlement Agreement and Release (the “Settlement Agreement”) as definitive documentation of the binding term sheet dated March 23, 2023 related to the unsecured promissory notes issued on October 1, 2021 in connection with the acquisition of SilverStreak Solutions, Inc.

NOTE 13 – NOTES PAYABLE

Notes payable consists of the following:

	(in thousands)
	December 31, 2022	December 31, 2021
Promissory note dated January 18, 2018, issued for the purchase of real property. The promissory note was collateralized by the land and building purchased and matured January 18, 2022. The promissory note bears interest at 12.0% for year one and escalates 0.5% per year thereafter.	—	$6,500
Promissory note dated May 4, 2020, issued to Harvest Small Business Finance, LLC, an unaffiliated third party. Loan was part of the Paycheck Protection Program ("PPP Loan") offered by the U.S. Small Business Administration. The interest rate on the note was 1.0%. The note required interest and principal payments seven months from July 2020. The note matured on May 4, 2022.	14	562
Unsecured promissory note dated January 22, 2021, issued to Michael Nahass (a related party), which matured January 25, 2022, and bore interest at a rate of 3.0% per annum.	—	1,050
Convertible promissory note dated January 25, 2021, issued to accredited investors, which matured July 22, 2022 and bears interest at a rate of 3.0% per annum. The conversion price is $0.175 per share.	3,450	3,500
Promissory note dated July 27, 2021, issued to Arthur Chan, which matures July 26, 2024, and bears interest at a rate of 8.0% per annum.	2,500	2,500
Senior Secured Promissory Note dated November 22, 2021 issued to Dominion Capital LLC, which matured on February 22, 2022 and bore interest at a rate of 12.0% per annum.	—	2,500
Unsecured promissory note dated December 28, 2022 due to a related party. The interest rate on the note is 1% and matures on December 28, 2027.	154	90
Promissory note dated June 1, 2020, issued as part of the Paycheck Protection Program ("PPP Loan") offered by the U.S. Small Business Administration. The interest rate on the note is 1.0%. The note matured on June 1, 2022.	—	—
Line of credit agreement entered on March 31, 2021, which matured on March 31, 2022 and bore interest of 2.9% per 30 days.	—	4,500
Promissory note dated October 1, 2021, issued to Sterling Harlan as part of the SilverStreak Solutions acquisition. The interest rate on the note was 3%. The note matured on April 1, 2022.	2,000	2,000
Promissory note dated October 1, 2021, issued to Sterling Harlan as part of the SilverStreak Solutions acquisition. The interest rate on the note is 3%. The note matured on October 1, 2022.	2,500	2,500
Secured promissory note dated November 22, 2021 issued to People's California, LLC, which matures on November 22, 2023 and bears interest at a rate of 8% per annum. Payments due include $2.00 million plus accrued interest for the first twelve months followed by payments of $1.00 million plus accrued interest until maturity.	21,569	28,569
Promissory note dated May 1, 2019, assumed by the Company on July 1, 2021 in connection with the purchase of real property, from a related party. The note matures on May 15, 2039 and bears interest at a rate of 9.89% per annum.	2,882	2,954
Notes Payable - Promissory Notes	$35,069	$57,225
Vehicle Loans	76	178
Less: Short-Term Debt	(29,662)	(45,451)
Less: Debt Discount	(669)	(1,946)
Net Long-Term Debt	$4,814	$10,006

Scheduled maturities of debt as of December 31, 2022 are as follows:

Year Ending December 31,	(in thousands)
2023	$29,662
2024	2,505
2025	5
2026	5
2027	159
Thereafter	2,809

Total Future Principal Repayments	$35,145

During the years ended December 31, 2022 and 2021, the Company converted debt and accrued interest into 294,452 and 24,939,780 shares of the Company’s common stock, respectively. See “Note 15 – Stockholders' Equity" for further information.

Series A Preferred Stock Purchase Agreement

On January 22, 2021, the Company entered into a Series A Preferred Stock Purchase Agreement with Michael A. Nahass, pursuant to which the Company agreed to purchase from Mr. Nahass the four shares of the Company’s Series A Preferred Stock held by Mr. Nahass for an aggregate purchase price of $3.10 million, of which (i) $1.00 million was paid in cash, (ii) $1.05 million was paid in the form of an unsecured promissory note bearing interest at the rate of 3% and matured on July 25, 2021 and (iii) $1.05 million was paid in the form of an unsecured promissory note bearing interest at the rate of 3% and matured on January 25, 2022. On February 8, 2022, the Company paid the outstanding principal and interest on the $1.05 million promissory note held by Mr. Nahass. This payment satisfied the obligation and retired the note.

Mortgages

Carnegie Mortgage

On November 22, 2017, the Company entered into a $4.50 million promissory note for the purchase of land and a building in California with a third-party creditor. The promissory note is collateralized by the land and building purchased and matures on December 1, 2020. The interest rate for the first year is 12.0% and increases 0.5% per year through 2021. The full principal balance and accrued interest were paid upon sale of the real estate during the year ended December 31, 2021.

Dyer Mortgage

On January 18, 2018, the Company entered into a $6.50 million promissory note for the purchase of land and a building in Santa Ana, CA (the "Dyer Property"). The interest rate for the first year was 12.0% and increased 0.5% per year, up to 13.0%, through 2021. Payments of interest are due monthly, while the principal balance is due at maturity. On January 7, 2021, the Company amended the terms of the promissory note to extend the maturity date from January 18, 2021 to January 18, 2022 upon which the Company paid a 1% amendment fee.

On November 22, 2021, the Company issued a senior secured promissory note to Dominion Capital LLC in the amount of $2.50 million, which matured on February 22, 2022 and bore interest at a rate of 12% per annum. As a result of the sale of the Dyer Property on February 10, 2022, the Company retired a total of $9.00 million in outstanding debt related to the Dyer Property. See “Note 19 – Discontinued Operations" for further information.

4th Street Mortgage

On October 5, 2018, the Company entered into a $1.60 million promissory note for the purchase of a building in Nevada with a third-party creditor. The promissory note is collateralized by the building purchased and matures in October 5, 2021. The interest rate for the first year is 12.0% and increases 0.5% per year through 2020. Payments of interest only are due monthly, while the full principal balance is due at maturity. The full principal balance and accrued interest were paid upon sale of the real estate during the year ended December 31, 2021.

2018 Master Securities Purchase Agreement and Convertible Promissory Notes

In March 2018, the Company entered into the 2018 Master Securities Purchase Agreement with an accredited investor pursuant to which the Company sells to the accredited investor 7.5% Senior Convertible Promissory Notes in eight tranches averaging $5.00 million, for a total of $40.00 million. The Company converted $1.98 million of convertible notes into the Company’s common stock during the year ended December 31, 2021. As of December 31, 2022 and 2021, $3.45 million and $3.50 million of principal remains outstanding, respectively.

For each note issued under the 2018 Master Securities Purchase Agreement, the principal and interest due and owed under the note is convertible into shares of Common Stock at any time at the election of the holder at a conversion price per share equal to the lower of (i) the original conversion price as defined in each note issuance or (ii) 87% of the average of the two lowest daily volume weighted average price of the Common Stock in the thirteen (13) trading days prior to the conversion date (“Conversion Price”). The Conversion Price is subject to adjustment for (i) stock splits, stock dividends, combinations, or similar events and (ii) full ratchet anti-dilution protection. Upon certain events of default, the conversion price will automatically become 70% of the average of the three (3) lowest volume weighted average prices of the Common Stock in the twenty (20) consecutive trading days prior to the conversion date for so long as such event of default remains in effect.

In addition, at any time that (i) the daily volume weighted average price of the Common Stock for the prior ten (10) consecutive trading days is $10.50 or more and (ii) the average daily trading value of the Common Stock is greater than $2.50 million for the prior ten (10) consecutive trading days, then the Company may demand, upon one (1) days’ notice, that the holder convert the notes at the Conversion Price.

The Company may prepay in cash any portion of the outstanding principal amount of the notes and any accrued and unpaid interest by, upon ten (10) days’ written notice to the holder, paying an amount equal to (i) 110% of the sum of the then-outstanding principal amount of the notes plus accrued but unpaid interest, if the prepayment date is within 90 days of the issuance date of the notes; (ii) 115% of the sum of the then-outstanding principal amount plus accrued but unpaid interest, if the prepayment date is between 91 days and 180 days of the issuance date of the notes; or (iii) 125% of the sum of the then-outstanding principal amount of the notes plus accrued but unpaid interest, if the prepayment date is after 180 days of the issuance date of the notes.

Amendment of Existing Senior Convertible Promissory Notes and Securities Purchase Agreement

On January 25, 2021, the Company entered into several agreements with an accredited investor (the “Lender”) that holds the promissory notes under the 2018 Securities Purchase Agreement. The amendments, among other things, (1) extended the maturity date of the June 2019 Note from January 26, 2021 to December 31, 2022 and (2) extended the maturity date of the October 2019 Note from April 21, 2021 to December 31, 2022. In connection with the Note Amendments, the Company issued to the Lender warrants to purchase 5,000,000 shares of the Company’s common stock (the “Old Note Warrants”) at an exercise price of $0.01 per share. The Old Note Warrants are exercisable at any time before the close of business on June 25, 2026. The Old Note Warrants contain cashless exercise provisions and, to the extent not previously exercised, will be automatically exercised via cashless exercise on June 25, 2026.

In conjunction with the above amendments, the Company entered into a Securities Purchase Agreement with certain accredited investors (the “Purchasers”), pursuant to which the Company agreed to sell to the Purchasers $3.50 million in aggregate principal amount of the Company’s senior convertible promissory notes (the “Notes”) and warrants to purchase shares of the Company’s common stock (the “Warrants”), exercisable at any time before the close of business on June 25, 2026. The Warrants are comprised of 15,000,000 “A Warrants” with an exercise price of $0.01 per share and 15,000,000 “B Warrants” with an exercise price of $0.2284 per share.

The Notes, which are convertible into common stock at any time at the discretion of the respective Purchasers at a conversion price of $0.175 per share of common stock, will bear an interest rate of 3%. The Notes mature on or about July 24, 2022 unless accelerated due to an event of default. The Company has the right to prepay the Notes at any time upon 10 days’ prior notice to the Purchasers. If the Company elects to prepay the Notes, the Company must pay the respective Purchasers an amount in cash equal to the product of (i) the sum of the then-outstanding principal amount of the Notes and all accrued but unpaid interest, multiplied by (ii) (x) 110%, if the prepayment date is within 90 days of the original issue date, (y) 115%, if the prepayment date is between 91 days and 180 days following the original issue date or (z) 125%, if the prepayment date is after the 180th day following the original issue date.

The Company can demand that the Purchasers convert the Notes at any time, on five calendar days’ notice, that (i) the daily dollar volume-weighted average price for the Company’s common stock for the prior five consecutive trading days is $0.30 or more and (ii) (1) the shares underlying the Notes have been registered with the SEC or (2) there is a fundamental transaction that has been announced by the Company.

The Notes contain standard and customary terms concerning events of default. Events of default include, among other things, any failure to make payments when due, failure to observe or perform material covenants or agreements contained in the Notes, a material default under the Securities Purchase Agreement or related transaction documents or any other material contract to which the Company or any of its subsidiaries is a party, the breach of any representation or warranty in the Notes or the Securities Purchase Agreement, the bankruptcy or insolvency of the Company or any of its subsidiaries, the Company’s common stock not being eligible for listing or quotation on a trading market and not eligible to resume listing or quotation for trading within 5 trading days, the Company’s failure to meet the current public information requirements under Rule 144 under the Securities Act of 1933, as amended, the Company’s failure to file required reports with the SEC, and the Company’s failure to maintain sufficient reserved shares for issuance upon conversion of the Notes and exercise of the Warrants. If any event of default occurs, subject to any cure period, the full principal amount, together with interest (including default interest of 18% per annum) and other amounts owing in respect thereof through the date of acceleration shall become, at the Purchaser’s election, immediately due and payable in cash.

Management performed an analysis to determine the appropriate accounting treatment of the above transactions and concluded (1) a troubled debt restructuring had not occurred, and (2) as the total change in cash flows was greater than 10% of the carrying value of the debt, the transactions should be treated as a debt extinguishment for accounting purposes. A loss on extinguishment of debt of $5.98 million, equal to the difference between the carrying value of the old debt and the reacquisition price, was recognized for the year ended December 31, 2021.

Debt Assumed in the UMBRLA Acquisition

On July 1, 2021, upon the closing of the UMBRLA acquisition, the Company assumed debt instruments consisting of the following:

Line of Credit: A line of credit agreement with Bespoke Financial, Inc. The line of credit is for the lesser of a maximum draw amount of $4.5 million and a borrowing base consisting of eligible accounts receivable inventory and cash that serves as collateral. The line of credit accrues interest at a rate of 2.9% every 30 days and expires on March 31, 2022. On March 9, 2022, the Company paid the outstanding principal and interest due on the line of credit facility. The payment satisfied the obligation and retired the debt.

Payroll Protection Program (“PPP”) Loans: In May 2020, UMBRLA received loans under the Paycheck Protection Program offered by the U.S. Small Business Administration (“SBA”) of which $0.30 million remained outstanding on the acquisition date. The loan proceeds are available to be used to pay for payroll costs, including salaries, commissions and similar compensation, group health care benefits, rent, utilities and interest on certain other outstanding debt. The interest rate on the PPP Loans is a fixed rate of 1% per annum. The Company is required to make principal and interest payments in monthly installments. The PPP loans mature in the second quarter of 2022. The PPP Loans include events of default. Upon the occurrence of an event of default, the lender will have the right to exercise remedies against the Company, including the right to require immediate payment of all amounts due under the PPP Loans. As of December 31, 2022, the PPP loans were forgiven

Related Party Promissory Note: On January 1, 2021, UMBRLA issued an unsecured promissory note with a principal balance of $0.20 million to a related party. No interest accrues on the note, except in the case of default, when the note bears 4.0% of interest. Principal payments on the note are due in monthly installments. As of December 31, 2022 and 2021, the outstanding principal on the note was $0.15 million and $0.09 million, respectively.

Debt Assumed in the Acquisition of People's Choice

During the year ended December 31, 2021, in connection with the acquisition of People's Choice, the Company issued a secured promissory note in a principal amount of $30.60 million as partial consideration under the purchase agreement. The note accrues interest on the basis of a 360-day year at a fixed rate of 8% per annum and matures on November 22, 2023. The Company agreed to pay the principal balance on the note in monthly installments, commencing on December 1, 2021. The note, of which $21.57 million and $28.57 million remained outstanding as of December 31, 2022 and 2021. The unamortized discount on the note was $0.67 million and $1.95 million as of December 31, 2022 and 2021, respectively.

On January 1, 2021, People’s First Choice, LLC issued an unsecured promissory note with a principal balance of $5.00 million to a related party. Interest on the note accrues at a rate of 10.0% per annum, compounded quarterly. The note matures on June 30, 2022. The Company may prepay the note in whole or in part without premium or penalty, provided that any partial payment shall first be credited first to interest then due and payable. The note was fully repaid as of December 31, 2021.

On April 8, 2022, the Company and People's California, LLC agreed to amend a portion of the November 22, 2021 Closing Documents (Primary Membership Interest Purchase Agreement, Secondary Membership Interest Purchase Agreement, Secured Promissory Note, and other ancillary agreements). On April 11, 2022, the Company paid $3.00 million upon execution of the amendment and was to pay $5.00 million by June 1, 2022, or June 30, 2022 if the Company obtained debt financing approved by People’s, to satisfy all financial obligations that would be owing as of June 30, 2022. People’s declined to approve the debt financing obtained by the Company, and the Company did not make the $5.00 million payment. See "Note 23 – Commitments and Contingencies" and "Note 24 – Subsequent Events" for information on related litigation matters.

Debt Assumed with Purchase of Halladay Holding, LLC.

On July 1, 2021, the Company entered into a Membership Interest Purchase Agreement with Nicholas Kovacevich and Dallas Imbimbo, who are Directors of the Company, pursuant to which the Company acquired 100% of the outstanding membership interests in Halladay Holding, LLC from Mr. Kovacevich and Mr. Imbimbo. Halladay Holding, LLC is the owner of real property located at 3242 S. Halladay Street, Santa Ana, CA 92705, where the Company operates a cannabis dispensary and maintains its principal office space. Upon consummation of the agreement, the Company assumed a mortgage, which had an outstanding balance of $2.88 million and $2.95 million as of December 31, 2022 and 2021, respectively. The loan, which accrues interest at a rate of 9.89% per annum, matures on May 1, 2039.

Debt Assumed in the Acquisition of SilverStreak Solutions, Inc.

On October 1, 2021, in connection with the acquisition of SilverStreak, the Company issued (i) a $2,000,000 unsecured promissory note, with an interest rate of 3% per annum and a maturity date six months after closing of the purchase, and (ii) a $2,500,000 unsecured promissory note with an interest rate of 3% per annum and a maturity date of twelve months after the closing of the transaction.

Additional Financing Arrangements

On December 30, 2019, the Company issued a promissory note to Matthew Lee Morgan Trust (a related party), which matures on January 30, 2021. The note accrues interest at a rate of 10% per annum. The note was converted into 1,428,571 shares of the Company’s common stock in January 2021.

On January 10, 2020, the Company issued a promissory note to Arthur Chan, an unaffiliated third party, in the amount of $1.00 million dollars. The note accrues interest at a rate of 15.00% per annum and matures on January 10, 2021. The note is secured by the Company’s real estate located at 620 E. Dyer Rd., Santa Ana, CA. On January 8, 2021, the Company executed an amendment to the promissory note, which extended the maturity date from January 10, 2021 to July 10, 2021. On July 27, 2021, the Company entered into a Note Termination and Exchange Agreement with Arthur Chan, pursuant to which the Company issued to Mr. Chan 4,548,006 shares of the Company’s common stock at a price of $0.23 per share as payment in full of the principal, interest and fees payable under the Secured Promissory Note issued by the Company to Mr. Chan on January 10, 2020 in the original principal amount of $1.00 million. As a result, the Secured Promissory Note is no longer outstanding. Contemporaneously with the execution of the Exchange Agreement, the Company issued to Mr. Chan a promissory note in the amount of $2.50 million. The new note bears an interest rate of 8% and matures on July 26, 2024.

On May 4, 2020, OneQor Technologies, Inc entered into a Promissory Note dated May 4, 2020 (the “PPP Note”) with Harvest Small Business Finance, LLC (the “Lender”), pursuant to which the Lender agreed to make a loan to the Company under the Paycheck Protection Program (the “PPP Loan”) offered by the U.S. Small Business Administration (the “SBA”) in a principal amount of $0.56 million pursuant to Title 1 of the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”). The PPP Loan proceeds are available to be used to pay for payroll costs, including salaries, commissions, and similar compensation, group health care benefits, and paid leaves; rent; utilities; and interest on certain other outstanding debt. The amount that will be forgiven will be calculated in part with reference to OneQor’s full time headcount during the eight week week period following the funding of the PPP loan. The interest rate on the PPP Note is a fixed rate of 1% per annum. To the extent that the amounts owed under the PPP Loan, or a portion of them, are not forgiven, OneQor will be required to make principal and interest payments in monthly installments. The PPP Note includes events of default. Upon the occurrence of an event of default, the lender will have the right to exercise remedies against OneQor, including the right to require immediate payment of all amounts due under the PPP Note. On February 16, 2022, the Company received notice of forgiveness of approximately $0.54 million of the PPP Loan. The remainder is to be paid off over the next three years.

On July 29, 2020, the Company issued a promissory note to an unaffiliated third party, in the amount of $1.00 million. The note incurs interest at a rate of 8.00% per annum and matured on April 28, 2021.

On November 22, 2021, the Company issued a senior secured promissory note to Dominion Capital LLC in the amount of $2.50 million, which matured on February 22, 2022 and bears interest at a rate of 12% per annum.